SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

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Date of Report: December 14, 2007

Turnaround Partners, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	02-28606	22-3387630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 North Post Oak Lane, Houston, Texas	77024
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(713) 621-2737

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2007, the Board of Directors of Turnaround Partners, Inc., a Nevada corporation (the “Company”) unanimously resolved to change the Company’s fiscal year end from December 31 to September 30 in light of the recent change of control of the Company as set forth in the Company’s Current Report on Amendment No. 1 to Form 8-K as filed with the U.S. Securities and Exchange Commission on December 5, 2007. The Company anticipates it will file its Annual Report on Form 10-KSB.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2007	TURNAROUND PARTNERS, INC.

By: /s/ W. Chris Mathers
Name: W. Chris Mathers
Its: Chief Financial Officer